SHARE BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
SHARE BASED COMPENSATION [Abstract]
SHARE BASED COMPENSATION
NOTE 14 - SHARE BASED COMPENSATION

We maintain share based payment plans that include a non-employee director stock purchase plan and a performance-based long-term incentive plan that permits the issuance of share based compensation, including stock options and non-vested share awards. The long-term incentive plan, which is shareholder approved, permits the grant of additional share based awards for up to 0.5 million shares of common stock as of December 31, 2011. The non-employee director stock purchase plan permits the grant of additional share based payments for up to 0.2 million shares of common stock as of December 31, 2011. Share based awards and payments are measured at fair value at the date of grant and are expensed over the requisite service period. Common shares issued upon exercise of stock options come from currently authorized but unissued shares.

During the first quarter of 2011, pursuant to a management transition plan, our chief executive officer's annual salary was increased by $0.2 million effective January 1, 2011. This increase is paid entirely in the form of common stock (also referred to as “salary stock”). The shares issued each pay period vest immediately.

During the first quarter of 2011, we issued 0.14 million restricted stock units to five of our executive officers. These restricted stock units do not vest for a minimum of two years and until we repay in full our obligations related to the Troubled Asset Relief Program (“TARP”).

Beginning in the second quarter of 2011 our directors elected to receive their quarterly cash retainer fees in the form of common stock for the balance of 2011 and 2012. Shares equal in value to each director's quarterly cash retainer are issued each quarter and vest immediately. As a result, we issued 0.14 million shares to directors during 2011 and expensed their value during that same period.

During the second quarter of 2011, pursuant to our performance-based compensation plans, we granted 0.1 million stock options to certain officers (none of whom is a “named executive officer,” as defined under SEC rules). The stock options have an exercise price equal to the market value on the date of grant, vest ratably over a three year period and expire 10 years from date of grant.

During the first quarter of 2010, we completed a stock option exchange program under which eligible employees were able to exchange certain stock options for a lesser amount of new stock options. Pursuant to this stock option exchange program, 0.05 million stock options were exchanged for 0.01 million new stock options. The new stock options granted have an exercise price equal to the market value on the date of grant, generally vest over a one year period and have the same expiration dates as the options exchanged which ranged from 1.2 years to 7.2 years. The new options had a value substantially equal to the value of the options exchanged.

We also granted, pursuant to our performance-based compensation plans, 0.03 million stock options to our officers in 2009. The stock options have an exercise price equal to the market value of the common stock on the date of grant, vest ratably over a three year period and expire 10 years from date of grant.

We use the Black-Scholes option pricing model to measure compensation cost for stock options and use the market value of the common stock on the date of grant to measure compensation cost for non-vested share awards. We also estimate expected forfeitures over the vesting period.

Total compensation expense recognized for stock option grants, non-vested common stock grants, restricted stock unit grants and salary stock was $0.9 million, $0.5 million and $0.8 million in 2011, 2010 and 2009, respectively. The corresponding tax benefit relating to this expense was zero for each period. Total expense recognized for non-employee director share based payments was $0.3 million in 2011. The corresponding tax benefit relating to this expense was zero for each period. No expense was incurred for non-employee director share based payments in 2010 and 2009.

A summary of outstanding stock option grants and transactions follows:

	Number of Shares	Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregated Intrinsic Value
				(In thousands)
Outstanding at January 1, 2011	56,252	$42.76
Granted	138,600	1.92
Exercised	-	-
Forfeited	(730)	10.55
Expired	(13,260)	92.05
Outstanding at December 31, 2011	180,862	$7.98	8.58	$-
Vested and expected to vest at December 31, 2011	165,953	$8.52	8.50	$-
Exercisable at December 31, 2011	32,553	$31.41	5.11	$-

A summary of non-vested stock and transactions follows:

	Number of Shares	Weighted- Average Grant Date Fair Value
Outstanding at January 1, 2011	26,251	$92.69
Granted	139,625	4.29
Vested	-	-
Forfeited	(831)	93.20
Outstanding at December 31, 2011	165,045	$17.90

A summary of the weighted-average assumptions used in the Black-Scholes option pricing model for grants of stock options during 2011 follows:

2011
Expected dividend yield	1.04%
Risk-free interest rate	1.91
Expected life (in years)	6.00
Expected volatility	94.72%
Per share weighted-average fair value	$1.37

The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant. The expected life was obtained using a simplified method that, in general, averaged the vesting term and original contractual term of the stock option. This method was used as relevant historical data of actual exercise activity was not available. The expected volatility was based on historical volatility of our common stock.

At December 31, 2011, the total expected compensation cost related to non vested stock options, restricted stock and restricted stock units not yet recognized was $1.1 million. The weighted-average period over which this amount will be recognized is 2.6 years.

There were no stock option exercises during the 2011, 2010 and 2009.